Other Current Liabilities - Summary of Other Current Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Miscellaneous current liabilities [abstract]
VAT Payables	$ 71	$ 81
Accruals for personnel related expenses	12,483	12,969
Other	1,177	6,077
Total	$ 13,731	$ 19,127